ITEM 99.1. EARNINGS PRESS RELEASE DATED APRIL 24, 2006

CONTACT:         Teresa Ciambotti, SVP, Director of Investor Relations
                 (814) 231-6401

HEADLINE:        OMEGA REPORTS 1ST QUARTER EARNINGS

FOR IMMEDIATE RELEASE - April 24, 2006-

STATE COLLEGE, PA - Omega Financial Corporation (NASDAQ:OMEF) reported net income of $5.343 million for the first quarter of 2006, compared to $6.577 million in the first quarter of last year, company officials said.

Donita R. Koval, Omega's president and chief executive officer, said the decline of $1.234 million or 18.8% was largely due to lower gains on the sale of investments, other assets and the early extinguishment of debt, all resulting from the balance sheet restructuring after the Sun Bancorp, Inc. acquisition. In the first quarter of this year, gains on the sale of investments and other assets totaled $119,000, while first quarter 2005 gains were $1.692 million.

"In last year's first quarter, we moved aggressively to sell investments and assets acquired from Sun that did not fit our overall risk profile," Koval said. "We took that action to solidify our balance sheet for future growth, and naturally the gains we recorded contributed significantly to our earnings for that period. With this year's investment and asset sales activity at more normal levels, the difference is similarly reflected in this quarter's results.

Koval said that despite the challenging interest rate environment the company's net interest margin grew to 4.01% on a fully tax equivalent basis compared to 3.81% in the first quarter of 2005. Net interest income declined by 0.9% for the quarter, she said, noting that the decline was due to a reduction in earning assets arising primarily from the balance sheet restructuring. Excluding the previously mentioned gains, other income increased $244,000 in the first quarter of 2006 compared to first quarter 2005. The company achieved growth in loan and deposit fees, as well as ATM fees, debit card income and lease income. The company continued its focus on cost control in its operations, holding the increase in expenses to 2.2%.

Looking at the company's performance in the first quarter of 2006 compared to the fourth quarter of 2005, Koval said that several revenue-enhancement and cost-saving initiatives undertaken by Omega have begun to contribute to results. Omega's earnings before tax, excluding gains on sale of investments and bank assets, for the first quarter were $621,000 or 10.2% higher than the company achieved on the same basis in the final quarter of 2005. Wealth management fees increased $259,000 or 19.6% compared to the fourth quarter. Late in 2005, Omega established a new Wealth Management Division to more effectively market and deliver trust and estate, financial planning and private banking services. In addition, efficiencies from technology initiatives, such as virtual proof and branch capture contributed to the $154,000 or 1% decrease in other expenses.

In per share data, net income for the first quarter of 2006 was $0.42 on a fully diluted basis, compared with $0.52 for the first quarter in 2005. Common share dividends declared remained unchanged from last year at $0.31.

Koval also noted that management continues to monitor a large commercial borrower who filed for bankruptcy protection in the first quarter. Outstanding loans for this customer total $20 million all of which were placed on non-accrual status in the first quarter.

Quarterly and annual reports, a corporate profile, stock quotes and other financial data can be accessed through the Omega web site at www.omegafinancial.com. Financial statements and selected financial highlights are summarized on the following pages.

OMEGA FINANCIAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands, except as indicated  * )

                                                 1st Qtr         1st Qtr                      1st Qtr        4th Qtr
                                                   2006            2005        % Change         2006           2005        % Change
                                                   ----            ----        --------         ----           ----        --------
EARNINGS:
  Net income                                   $     5,343    $      6,577       (18.8)%    $     5,343    $     5,352       (0.2)%

PER SHARE STATISTICS: *
  Diluted earnings                             $       .42    $        .52       (19.2)%    $       .42    $       .42         -- %
  Dividends declared - common                          .31             .31         0.0              .31            .31        0.0
  Book value - common                                25.32           25.10         0.9            25.32          25.28        0.2
  Book value - tangible                              11.83           11.51         2.8            11.83          11.76        0.6
  Market value - High                                34.21           34.50        (0.8)           34.21          30.94       10.6
                 Low                                 27.88           29.40        (5.2)           27.88          25.42        9.7

FINANCIAL POSITION AT PERIOD END:
  Assets                                       $ 1,918,992    $  2,004,159        (4.2)%    $ 1,918,992    $ 1,939,979       (1.1)%
  Net loans                                      1,185,191       1,265,365        (6.3)       1,185,191      1,199,373       (1.2)
  Deposits                                       1,424,027       1,488,785        (4.3)       1,424,027      1,422,530        0.1
  Shareholders' equity                             318,900         316,433         0.8          318,900        318,490        0.1

AVERAGE BALANCES:
  Assets                                       $ 1,918,888    $  2,048,010        (6.3)%    $ 1,918,888    $ 1,950,473       (1.6)%
  Net loans                                      1,188,889       1,299,067        (8.5)       1,188,889      1,207,196       (1.5)
  Deposits                                       1,407,864       1,497,084        (6.0)       1,407,864      1,431,788       (1.7)
  Shareholders' equity                             321,555         318,589         0.9          321,555        321,995       (0.1)

NON-PERFORMING LOANS AT PERIOD END:
   Non-accrual loans                           $    24,352   $       5,311       358.5%     $    24,352    $     6,562      271.1%
   Accruing loans past due 90 days or more           2,955           1,399       111.2            2,955          2,616       13.0
   Restructured loans                                                  218      (100.0)              --             --         --

PROFITABILITY RATIOS - ANNUALIZED: *
  Return on average assets                            1.11%           1.28%      (13.3)%           1.11%          1.10%       1.5%
  Return on tangible assets                           1.22            1.40       (12.9)            1.22           1.20        1.7
  Return on average stated equity (1)                 6.65            8.26       (19.5)            6.65           6.65       (0.0)
  Return on average tangible equity (2)              14.12           14.44        (2.2)           14.12          14.14       (0.1)
  Net interest margin - fully tax equivalent          4.01            3.81         5.2             4.01           4.03       (0.5)

SHARES OUTSTANDING AT PERIOD END: *
  Common                                        12,591,314      12,608,133        (0.1)      12,591,314     12,599,508       (0.1)%

(1) Average stated equity is equal to average shareholders' equity.
(2) Average tangible equity represents average shareholders' equity less average intangibles and goodwill.

                  OMEGA FINANCIAL CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                        (In thousands, except share data)

                                                                 MARCH 31,      December 31,
ASSETS                                                              2006            2005
------                                                              ----            ----
Cash and due from banks                                         $    52,781    $    56,194
Interest bearing deposits with other banks                           10,194          8,908

Federal funds sold                                                    6,275           --

Trading securities                                                       42            468
Investment securities available for sale                            335,425        347,300
Other investments                                                     4,884          6,055
Investment in unconsolidated subsidiary                               1,625          1,625

Loans held for sale                                                     146            264
Total portfolio loans                                             1,200,255      1,214,591
Less: Allowance for loan losses                                     (15,210)       (15,482)
                                                                -----------    -----------
Net portfolio loans                                               1,185,045      1,199,109

Premises and equipment, net                                          37,824         38,391
Other real estate owned                                               1,264            956
Bank-owned life insurance                                            75,751         75,144
Investment in limited partnerships                                    6,388          6,612
Core deposit intangibles                                              6,534          6,729
Other intangibles                                                     2,462          2,529
Goodwill                                                            160,997        161,004
Other assets                                                         31,355         28,691
                                                                -----------    -----------
TOTAL ASSETS                                                    $ 1,918,992    $ 1,939,979
                                                                ===========    ===========
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
  Non-interest bearing                                          $   233,311    $   236,683
  Interest bearing                                                1,190,716      1,185,847
                                                                -----------    -----------
Total deposits                                                    1,424,027      1,422,530

Short-term borrowings                                                76,367         90,153
ESOP debt                                                             1,755          1,845
Junior subordinated debentures                                       56,567         56,692
Long-term debt                                                       28,901         36,322
Other interest bearing liabilities                                      812            882
Other liabilities                                                    11,663         13,065
                                                                -----------    -----------
TOTAL LIABILITIES                                                 1,600,092      1,621,489

Shareholders' Equity
Common stock, par value $5.00 per share:
  Authorized - 25,000,000 shares;
    Issued - 12,745,729 shares at March 31, 2006;
    12,670,323 shares at December 31, 2005;                          63,745         63,368
    Outstanding - 12,591,314 shares at March 31, 2006;
    12,599,508 shares at December 31, 2005;
Capital surplus                                                     101,428         99,874
Retained earnings                                                   160,998        159,583
Accumulated other comprehensive income                               (1,579)        (1,226)
Unearned compensation related to ESOP debt                           (1,060)        (1,125)
Cost of common stock in treasury:
   154,415 shares at March 31, 2006
   70,815 shares at December 31, 2005                                (4,632)        (1,984)
                                                                -----------    -----------
TOTAL SHAREHOLDERS' EQUITY                                          318,900        318,490
                                                                -----------    -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                      $ 1,918,992    $ 1,939,979
                                                                ===========    ===========

OMEGA FINANCIAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except share data)
Unaudited

                                                    Three Months Ended
                                                         March 31,
                                                   2006         2005
                                                   ----         ----
INTEREST INCOME:
Interest and fees on loans                        $ 19,837   $ 19,347
Interest and dividends on investment securities      3,104      2,367
Other interest income                                  101        358
                                                  --------   --------
TOTAL INTEREST INCOME                               23,042     22,072
INTEREST EXPENSE:
Interest on deposits                                 5,895      4,692
Interest on short-term borrowings                      771        490
Interest on long-term debt and
  other interest bearing liabilities                 1,264      1,648
                                                  --------   --------
TOTAL INTEREST EXPENSE                               7,930      6,830
                                                  --------   --------
NET INTEREST INCOME                                 15,112     15,242
Provision for loan losses                              120        142
                                                  --------   --------
INCOME FROM CREDIT ACTIVITIES                       14,992     15,100
OTHER INCOME:
Service fees on deposit accounts                     2,354      2,140
Service fees on loans                                  382        312
Earnings on bank-owned life insurance                  607        575
Trust fees                                           1,583      1,666
Investment and insurance product sales                 946      1,072
Gain on the early extinguishment of debt                --      1,043
(Loss) Gain on sale of loans and other assets           57       (339)
Net gains on the sale of investment securities          62        988
Other                                                1,166      1,029
                                                  --------   --------
TOTAL OTHER INCOME                                   7,157      8,486
OTHER EXPENSE:
Salaries and employee benefits                       7,754      7,551
Net occupancy expense                                1,110      1,111
Equipment expense                                    1,139      1,089
Data processing service                                645        626
Pennsylvania shares tax                                733        619
Amortization of intangible assets                      261        163
Other                                                3,659      3,810
                                                  --------   --------
TOTAL OTHER EXPENSE                                 15,301     14,969
                                                  --------   --------
Income before taxes                                  6,848      8,617
Income tax expense                                   1,505      2,040
                                                  --------   --------
NET INCOME                                        $  5,343   $  6,577
                                                  ========   ========

NET INCOME PER COMMON SHARE:
  Basic                                           $    .42   $    .52
  Diluted                                         $    .42   $    .52
WEIGHTED AVERAGE SHARES AND EQUIVALENTS:
  Basic                                             12,586     12,596
  Diluted                                           12,634     12,659
DIVIDENDS DECLARED PER SHARE:
   Common                                         $    .31   $    .31

OMEGA FINANCIAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except share data)
Unaudited

                                                   QTR 1     Qtr 4
                                                   2006       2005
                                                   ----       ----
INTEREST INCOME:
Interest and fees on loans                        $19,837   $20,061
Interest and dividends on investment securities     3,104     3,200
Other interest income                                 101        53
                                                  -------   -------
TOTAL INTEREST INCOME                              23,042    23,314
INTEREST EXPENSE:
Interest on deposits                                5,895     5,686
Interest on short-term borrowings                     771       832
Interest on long-term debt and
  other interest bearing liabilities                1,264     1,327
                                                  -------   -------
TOTAL INTEREST EXPENSE                              7,930     7,845
                                                  -------   -------
NET INTEREST INCOME                                15,112    15,469
Provision (credit) for loan losses                    120       590
                                                  -------   -------
INCOME FROM CREDIT ACTIVITIES                      14,992    14,879
OTHER INCOME:
Service fees on deposit accounts                    2,354     2,487
Service fees on loans                                 382       391
Earnings on bank-owned life insurance                 607       579
Trust fees                                          1,583     1,324
Investment and insurance product sales                946       663
Gain on the early extinguishment of debt
Gain on sale of loans and other assets                 57         3
Net gains on the sale of investment securities         62       656
Other                                               1,166     1,240
                                                  -------   -------
TOTAL OTHER INCOME                                  7,157     7,343
OTHER EXPENSE:
Salaries and employee benefits                      7,754     7,563
Net occupancy expense                               1,110     1,107
Equipment expense                                   1,139     1,084
Data processing service                               645       642
Pennsylvania shares tax                               733       589
Amortization of intangible assets                     261       274
Other                                               3,659     4,196
                                                  -------   -------
TOTAL OTHER EXPENSE                                15,301    15,455
                                                  -------   -------
Income before taxes                                 6,848     6,767
Income tax expense                                  1,505     1,415
                                                  -------   -------
NET INCOME                                        $ 5,343   $ 5,352
                                                  =======   =======

NET INCOME PER COMMON SHARE:
  Basic                                           $  0.42   $  0.43
  Diluted                                         $  0.42   $  0.42
WEIGHTED AVERAGE SHARES AND EQUIVALENTS:
  Basic                                            12,586    12,586
  Diluted                                          12,634    12,624
DIVIDENDS DECLARED PER SHARE:
   Common                                         $   .31   $   .31

OMEGA FINANCIAL CORPORATION
CONSOLIDATED NET INTEREST INCOME ANALYSIS
FIRST QUARTER 2006 VS. FIRST QUARTER 2005
(IN THOUSANDS)

                                             First Quarter 2006             First Quarter 2005              Increase(Decrease)
                                             ------------------             ------------------              ------------------
                                         Average             Income/    Average            Income/    Due To    Due To      Net
                                         Balance    Rate     Expense    Balance     Rate   Expense    Volume     Rate     Change
                                         -------    ----     -------    -------     ----   -------    ------     ----     ------
INTEREST EARNING ASSETS
Money Market Investments
Interest Bearing Deposits                  9,200    3.09%         70      34,222    2.22%      187      (172)       55       (117)
Federal Funds Sold                         2,736    4.60%         31      28,759    2.41%      171      (225)       85       (140)
BA's and Commercial Paper
                                       ---------    -----     ------   ---------    -----   ------    -------    -----       -----
Total Money Market Investments            11,936    3.43%        101      62,981    2.31%      358      (397)      140       (257)
Investment Securities
U.S. Treasuries and Agencies             282,200    3.64%      2,535     208,488    3.16%    1,622        639      274         913
State and Municipals-Tax Free             52,148    2.90%        378      75,957    2.87%      545      (173)        6       (167)
Corporate Securities                       1,111    7.92%         22       1,612    7.69%       31       (10)        1         (9)
Stock                                     13,772    4.04%        139      17,381    3.20%      139       (32)       32
Investment in Subsidiaries                 1,625    7.38%         30       1,625    7.38%       30
                                       ---------    -----     ------   ---------    -----   ------    -------    -----       -----
Total Investment Securities              350,856    3.58%      3,104     305,063    3.13%    2,367        424      313         737
Loans
Commercial Loans                         270,088    7.23%      4,814     249,825    6.01%    3,702        318      795       1,112
Tax Free Commercial Loans                 19,551    4.75%        229      22,179    4.75%      260       (31)      (0)        (31)
Real Estate Loans                        716,955    6.49%     11,640     814,619    5.83%   11,863    (1,479)    1,255       (223)
Tax Free Real Estate Loans                40,200    4.11%        413      38,638    5.00%      483         18     (89)        (70)
Personal Loans and Leases                157,487    7.06%      2,741     189,351    6.51%    3,039      (540)      242       (298)
                                       ---------    -----     ------   ---------    -----   ------    -------    -----       -----
Total Loans                            1,204,281    6.62%     19,837   1,314,612    5.92%   19,347    (1,714)    2,204         490
                                       ---------    -----     ------   ---------    -----   ------    -------    -----       -----
Total Earning Assets                   1,567,073    5.92%     23,042   1,682,656    5.28%   22,072    (1,687)    2,657         970
                                       =========                       =========
FUNDING SOURCES
Interest Bearing Liabilities
Checking with Interest                   322,413    0.65%        514     373,599    0.56%      520       (79)       73         (6)
Money Market Deposits                     89,348    1.40%        309     107,122    1.35%      356       (60)       13        (47)
Savings Deposits                         202,170    0.55%        274     219,320    0.54%      291       (23)        6        (17)
CD'S, $100,000 and Over                   95,338    3.88%        911     100,663    3.26%      809       (45)      147         102
Other Time Deposits                      469,770    3.36%      3,887     472,495    2.33%    2,716       (16)    1,187       1,171
                                       ---------    -----     ------   ---------    -----   ------    -------    -----       -----
Total Interest Bearing Deposits        1,179,039    2.03%      5,895   1,273,199    1.49%    4,692      (222)    1,425       1,203

Short-Term Borrowings                     85,173    3.67%        771      77,959    7.04%    1,354        115    (698)       (583)
Long-Term Debt                            89,302    5.63%      1,256     136,930    2.28%      779      (347)      824         477
Other Interest Bearing Liabilities           870    3.68%          8         848    2.36%        5          0        3           3
Demand Deposits                          228,825                         223,885
Cash                                    (50,441)                        (52,085)
Other                                     34,305                          21,920
                                       ---------    -----     ------   ---------    -----   ------    -------    -----       -----
Total Funding Sources                  1,567,073    2.05%      7,930   1,682,656    1.64%    6,830      (454)    1,555       1,100
                                       =========                       =========
                                                    -----     ------                -----   ------    -------    -----       -----
Net Int Spread - Net Int Income                     3.87%     15,112                3.64%   15,242    (1,232)    1,102       (130)
                                                    =====     ======                =====   ======    =======    =====       =====
Net Int Spread - Tax Equivalent                     4.01%                           3.81%
                                                    =====                           =====
Net Int  Income - Tax Equivalent                              15,661                        15,936                           (275)
Tax Rate                                              35%                             35%